UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                   Date of Report (Date of earliest event reported):                                                             August 31, 2010

The Mexico Fund, Inc.
(Exact name of registrant as specified in its charter)

                     Maryland                                      811-02409                                          13 306 9854
                             (State or other                             (Commission                                        (I.R.S. Employer
                     jurisdiction                                    File Number)                                       Identification No.)
                     of incorporation)

1775 I Street, NW, Suite 1100
Washington, DC 20006
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(202) 261-7941

(none)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                Regulation FD Disclosure

Pursuant to Regulation FD Rules 100-103, The Mexico Fund, Inc. (the “Fund”) furnishes the Monthly Summary Report of the Fund’s Investment Adviser.

Item 9.01                Financial Statements and Exhibits

(d)              Exhibits

The following exhibit is filed as part of this report:

 (i)          August 2010 Monthly Summary Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Mexico Fund, Inc.

Date: September 7, 2010	By:	/s/ Sander M. Bieber
Sander M. Bieber
Assistant Secretary